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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): JANUARY 20, 2000



                          DYNAMIC MATERIALS CORPORATION
               (Exact Name of Registrant as Specified in Charter)




              DELAWARE                  08328                84-0608431
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
          of Incorporation)         File Number)         Identification No.)



                551 ASPEN RIDGE DRIVE, LAFAYETTE, COLORADO 80026
               (Address of principal executive offices, zip code)



       Registrant's telephone number, including area code: (303) 665-5700


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report


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

ITEM 5.

      On January 20, 2000, Dynamic Materials Corporation (the "Company") entered into a Stock Purchase Agreement whereby it agreed to issue to SNPE, Inc. (i) 2,109,091 shares of common stock of the Company priced at $2.75 per share and
(ii) a convertible subordinated note of the Company due five years from the closing date of the stock purchase transaction, in the principal amount of $1.2 million, bearing interest at the rate of 5% per annum, convertible in whole or in part by SNPE, Inc. at any time before maturity into common stock of the Company at a price of $6.00 per share. The Company would receive in cash at closing $5.8 million as the purchase price for the common stock and $1.2 million borrowed under the convertible subordinated note, for a total of $7 million.

      The transaction will be submitted to the Company's shareholders for approval at a special meeting. Consummation of the transaction is subject to receiving the approval of the Company's stockholders and certain other consents, approvals and conditions described in the Stock Purchase Agreement. Subject to obtaining required consents and approvals and satisfaction of certain conditions, the transaction is expected to close in the second quarter of 2000.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      NUMBER      DESCRIPTION

       4.1 Form of Registration Rights Agreement by and between Dynamic Materials Corporation and SNPE, Inc.

       4.2 Form of Convertible Subordinated Note in the amount of $1.2 million.

      10.1 Stock Purchase Agreement dated as of January 20, 2000 by and between Dynamic Materials Corporation and SNPE, Inc.

      99.1        Press Release titled "DMC AND SNPE, INC. SIGN DEFINITIVE
                  AGREEMENT: DMC TO RECEIVE $7 MILLION IN CASH" dated January 21, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DYNAMIC MATERIALS CORPORATION
                                          (Registrant)



Date:  January 31, 2000                By:/S/  RICHARD A. SANTA
                                     ------------------------------------------
                                          Vice President-Finance, and
                                          Chief Financial Officer


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

                                  EXHIBIT INDEX

NUMBER      DESCRIPTION

4.1 Form of Registration Rights Agreement by and between Dynamic Materials Corporation and SNPE, Inc.

4.2 Form of Convertible Subordinated Note in the amount of $1.2 million.

10.1 Stock Purchase Agreement dated as of January 20, 2000 by and between Dynamic Materials Corporation and SNPE, Inc.

99.1        Press Release "DMC AND SNPE, INC. SIGN DEFINITIVE
            AGREEMENT: DMC TO RECEIVE $7 MILLION IN CASH" dated January
            21, 2000.


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